Exhibit 10.32

First Amendment to

Amended and Restated Promissory Note

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE (this “Amendment”) is executed as of September 2nd, 2022, to be effective as of June 30, 2022, by and between JP Outfitters, LLC, a Delaware limited liability company (the “Borrower”) and Santai Global Asset Management Company Limited, a Hong Kong limited company (the “Lender”).

BACKGROUND

A. Effective as of June 10, 2021, Borrower and AsiaMax Holdings Limited, a Hong Kong limited company (“AHL”), entered into an Amended and Restated Promissory Note (the “Note”) whereby Borrower promised to pay AHL US $500,000, plus interest as described in such Note.

B. With the written consent of Borrower, effective as of March 28, 2022, AHL assigned and transferred all of its rights under the Note to Lender, and Lender assumed all such rights of AHL under the Note.

C. The Borrower and the Lender desire to amend the Note as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

I. The last sentence in the first paragraph of the Note provides: “The outstanding principal and all accrued and unpaid interest shall be due in full on June 30, 2022 (the “Maturity Date”).” Borrower and Lender agree that this sentence shall be deleted in its entirety and replaced with the following language: “The outstanding principal and all accrued and unpaid interest shall be due in full within thirty (30) days after Lender provides written demand of payment to Borrower no earlier than January 1st, 2024 unless both Lender and Borrower agree otherwise.” This Amendment is deemed incorporated into the Note. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in the Note, the terms and provisions of this Amendment shall control.

2. The Borrower hereby certifies that this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the obligations under the Note remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

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3. To induce the Lender to enter into this Amendment, the Borrower waives and releases and forever discharges the Lender and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Lender or any of them arising out of or relating to the Note. The Borrower further agrees to indemnify and hold the Lender and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Lender or any of them on account of any claims arising out of or relating to the Note. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

4. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

6. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Note that is being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Lender and will be deemed to be made in the State.

7. Except as amended hereby, the terms and provisions of the Note remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note, or a waiver or release of any of the Lender’s rights and remedies (all of which are hereby reserved).

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IN WITNESS WHEREOF, Borrower and Lender hereby execute this First Amendment to Amended and Restated Promissory Note on the date as first written above.

JP OUTFITTERS, LLC		SANTAI GLOBAL ASSET MANAGEMENT COMPANY LIMITED

By:	/s/ Arnold Cohen	By:	/s/ William Choi

Print Name: Arnold Cohen		Print Name: William Choi

Title: Manager		Title: Director

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